UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant under Rule 14a-12

GE FUNDS

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per share price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:

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(5)	Total fee paid:

$0

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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IMPORTANT NOTICE

December 1, 2010

RE: GE Funds

Dear Valued Shareholder:

We need your help. Our records indicate that we have not yet received your important proxy vote for the Special Meeting of Shareholders of the GE Funds scheduled for December 17th. We are asking shareholders to approve several proposals that are detailed in the proxy statement and listed on the enclosed copy of your ballot.

If you have voted your proxy since this letter was mailed, we thank you for your participation. If you have not yet voted, please understand that it is critical that we receive your vote so that we may complete the business of this Special Meeting without additional delay. The Board of Trustees of GE Funds unanimously recommends that shareholders vote FOR the proposals on this Special Meeting agenda.

Additional information can be found in the proxy statement, which was previously mailed to you. If you need another copy of the combined proxy statement or have any proxy-related questions, please call 1-877-732-3614 for assistance.

YOUR VOTE IS IMPORTANT! Please take a moment now to cast your vote using one of the options listed below:

1.      Vote by Telephone. You may cast your vote by calling our toll-free proxy hotline at 1-877-732-3614. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 9:00 p.m. Eastern Time.

2. Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyonline.com and entering the control number found on the enclosed proxy ballot(s).

3.      Vote by Mail. Please mark the enclosed proxy ballot(s), sign and date the ballot(s) and return in the postage-paid envelope provided. If available to you, please vote utilizing one of the two options above to ensure that your voting instructions are received in time for the December 17th Special Meeting.

Thank you in advance for your participation.

YOUR VOTE IS IMPORTANT, PLEASE VOTE YOUR SHARES TODAY!

Sincerely,

/s/ JoonWon Choe

JoonWon Choe

Secretary

REG

IMPORTANT NOTICE

December 1, 2010

RE: GE Funds

Dear Valued Shareholder:

We need your help. Our records indicate that we have not yet received your important proxy vote for the Special Meeting of Shareholders of the GE Funds scheduled for December 17th. We are asking shareholders to approve several proposals that are detailed in the proxy statement and listed on the enclosed copy of your ballot.

If you have voted your proxy since this letter was mailed, we thank you for your participation. If you have not yet voted, please understand that it is critical that we receive your vote so that we may complete the business of this Special Meeting without additional delay. The Board of Trustees of GE Funds unanimously recommends that shareholders vote FOR the proposals on this Special Meeting agenda.

Additional information can be found in the proxy statement, which was previously mailed to you. If you need another copy of the combined proxy statement or have any proxy-related questions, please call 1-877-732-3614 for assistance.

YOUR VOTE IS IMPORTANT! Please take a moment now to cast your vote using one of the options listed below:

1.      Vote by Telephone. You may cast your vote by calling our toll-free proxy hotline at 1-877-732-3614. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 9:00 p.m. Eastern Time.

2. Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyvote.com and entering the control number found on the enclosed proxy ballot(s).

3.      Vote by Mail. Please mark the enclosed proxy ballot(s), sign and date the ballot(s) and return in the postage-paid envelope provided. If available to you, please vote utilizing one of the two options above to ensure that your voting instructions are received in time for the December 17th Special Meeting.

Thank you in advance for your participation.

YOUR VOTE IS IMPORTANT, PLEASE VOTE YOUR SHARES TODAY!

Sincerely,

/s/ JoonWon Choe

JoonWon Choe

Secretary

NOBO

IMPORTANT NOTICE

December 1, 2010

RE: GE Funds

Dear Valued Shareholder:

We need your help. Our records indicate that we have not yet received your important proxy vote for the Special Meeting of Shareholders of the GE Funds scheduled for December 17th. We are asking shareholders to approve several proposals that are detailed in the proxy statement and listed on the enclosed copy of your ballot.

If you have voted your proxy since this letter was mailed, we thank you for your participation. If you have not yet voted, please understand that it is critical that we receive your vote so that we may complete the business of this Special Meeting without additional delay. The Board of Trustees of GE Funds unanimously recommends that shareholders vote FOR the proposals on this Special Meeting agenda.

Additional information can be found in the proxy statement, which was previously mailed to you. If you need another copy of the combined proxy statement or have any proxy-related questions, please call 1-877-732-3614 extension 7061 for assistance.

YOUR VOTE IS IMPORTANT! Please take a moment now to cast your vote using one of the options listed below:

1. Vote by Telephone. You may cast your vote by calling the toll-free listed on the enclosed proxy ballot(s). Please have your control number available at the time of the call.

2. Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyvote.com and entering the control number found on the enclosed proxy ballot(s).

3.      Vote by Mail. Please mark the enclosed proxy ballot(s), sign and date the ballot(s) and return in the postage-paid envelope provided. If available to you, please vote utilizing one of the two options above to ensure that your voting instructions are received in time for the December 17th Special Meeting.

Thank you in advance for your participation.

YOUR VOTE IS IMPORTANT, PLEASE VOTE YOUR SHARES TODAY!

Sincerely,

/s/ JoonWon Choe

JoonWon Choe

Secretary

OBO